vFirst Quarter 2023 Earnings Chris Cartwright, President and CEO Todd Cello, CFO April 25, 2023 Exhibit 99.2

© 2023 TransUnion LLC All Rights Reserved | 2 Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of TransUnion’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those described in the forward-looking statements. Factors that could cause TransUnion’s actual results to differ materially from those described in the forward-looking statements include: macroeconomic effects and changes in market conditions, including the impact of inflation, risk of recession and industry trends and adverse developments in the debt, consumer credit and financial services markets; our ability to provide competitive services and prices; our ability to retain or renew existing agreements with large or long-term customers; our ability to maintain the security and integrity of our data; our ability to deliver services timely without interruption; our ability to maintain our access to data sources; government regulation and changes in the regulatory environment; litigation or regulatory proceedings; our ability to effectively manage our costs; economic and political stability in the United States and international markets where we operate; the war in Ukraine and escalating geopolitical tensions as a result of Russia’s invasion of Ukraine; the effects of the COVID-19 pandemic, including the prevalence and severity of variants; our ability to effectively develop and maintain strategic alliances and joint ventures; our ability to timely develop new services and the market’s willingness to adopt our new services; our ability to manage and expand our operations and keep up with rapidly changing technologies; our ability to acquire businesses, successfully secure financing for our acquisitions, timely consummate our acquisitions, successfully integrate the operations of our acquisitions, control the costs of integrating our acquisitions and realize the intended benefits of such acquisitions; risks related to our indebtedness, including our ability to make timely payments of principal and interest and our ability to satisfy covenants in the agreements governing our indebtedness; our ability to maintain our liquidity; and other one-time events and other factors that can be found in TransUnion’s Annual Report on Form 10-K for the year ended December 31, 2022, and any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K, which are filed with the Securities and Exchange Commission and are available on TransUnion’s website (www.transunion.com/tru) and on the Securities and Exchange Commission’s website (www.sec.gov). TransUnion undertakes no obligation to publicly release the result of any revisions to these forward-looking statements to reflect the impact of events or circumstances that may arise after the date of this presentation. Non-GAAP Financial Information This investor presentation includes certain non-GAAP measures that are more fully described in the appendices to the presentation. Exhibit 99.1, “Press release of TransUnion dated April 25, 2023, announcing results for the quarter ended March 31, 2023,” under the heading ‘Non-GAAP Financial Measures,’” furnished to the Securities and Exchange Commission (“SEC”) on April 25, 2023. These financial measures should be reviewed in conjunction with the relevant GAAP financial measures and are not presented as alternative measures of GAAP. Other companies in our industry may define or calculate these measures differently than we do, limiting their usefulness as comparative measures. Because of these limitations, these non-GAAP financial measures should not be considered in isolation or as substitutes for performance measures calculated in accordance with GAAP. Reconciliations of these non-GAAP financial measures to their most directly comparable GAAP financial measures for each of the periods included in this presentation are included in the Appendices at the back of this investor presentation.

© 2023 TransUnion LLC All Rights Reserved | 3 Economic perspectives and financial highlights Neustar integration progress First quarter 2023 financial results 1 2 3 Second quarter and full-year 2023 guidance4

© 2023 TransUnion LLC All Rights Reserved | 4 Economic conditions across TransUnion’s markets Inflation and interest rates elevated in U.S., Canada and U.K., pressuring consumers and lowering growth, although inflation and rates easing modestly Emerging markets growth continues with loan volume increases driven by strong consumer demand Lending institutions tightening credit standards given slowing economic outlook U.S. consumer credit demand remains healthy. Employment and wages remain strong; however, credit metrics returning to historical levels

© 2023 TransUnion LLC All Rights Reserved | 5 First quarter 2023 highlights Neustar integration tracking well with cross-sell momentum and data integration milestones Prepayment of $75M in debt; intend to make further prepayments throughout 2023 Revenue, Adjusted EBITDA and Adjusted Diluted EPS all exceeded guidance 2% organic revenue growth* excluding U.S. mortgage 8th straight quarter of double-digit International revenue growth,* led by India, Asia Pacific, Africa and Latin America *Revenue growth figures referenced above are organic constant currency.

© 2023 TransUnion LLC All Rights Reserved | 6 Neustar delivering strong financial results Financial results ► Q1 2023: ~3% revenue growth versus 9% growth in Q1 2022 ► Maintaining 2023 Guidance: High-single digit revenue growth with Adjusted EBITDA margin improving to ~32% • All three product lines contributed to Q1 revenue growth – Acceleration throughout 2023 supported by strong bookings • Cross-selling momentum building across verticals – Several marketing wins in Financial Services – Trusted Call Solutions ramping up with top 10 U.S. retailer • Resilient product portfolio – Marketing solutions solving customer needs for cost-effective customer acquisition in privacy-enhanced, compliant manner – Fraud and Communications solutions less cyclical and highly relevant for current market needs

# TransUnion + Neustar integration and innovation roadmap to create meaningful shareholder value

**Infrastructure Consolidation**



Migrated to Google Cloud and consolidated data centers to save significant cost

**Data Integration**



Increased identity coverage and quality by utilizing offline consumer data and real-time digital interactions

**Unified Identity Graph**



Deploying enterprise identity graph across heritage TransUnion solutions

**Enterprise Data & Analytics Platform**



Expanded enterprise capabilities in data linkage, analytics and governance

**Customer Analytics Enablement**



Launched TruAudience Cleanroom, merging with PRAMA on OneID

**Product Consolidation**



Launched TruAudience Marketplace, an integrated and globally scaled marketing platform

TransUnion

© 2023 TransUnion LLC All Rights Reserved | 7

# Consolidating TransUnion and Neustar products onto market-leading platforms

## Marketing

- Expand TruAudience
  - Combined expansive consumer data, advanced identity resolution, audience building and targeting capabilities on a unified platform
  - Clients seeing 40% reduction in duplicative CRM records and 30% increases in audience conversions

## Communications

- Scale Trusted Call Solutions (TCS)
  - $50M in 2022 revenue, growing ~50% in 2023F
  - Branded Call Display expecting to triple revenue in 2023
- Deliver leading Right-Party Contact solution
  - Leveraged combined Contact Center and SRG data assets

## Fraud

- Build comprehensive Fraud platform
  - Bringing together best-in-class solutions and data assets between Neustar and TU
  - Early tests showing substantial lift in match rates, reduction in false positives and increased fraud detection
  - Expect offering in market by end of year

TransUnion

© 2023 TransUnion LLC All Rights Reserved | 8

© 2023 TransUnion LLC All Rights Reserved | 9 DriverRisk ResidentScore …and many more Marketing Fraud Prevention Risk Management Advanced Analytics Investigation Communications TodayPrevious Consumer Engagement TruPortfolio unifies dozens of brands into 7 lines — defined by business need

© 2023 TransUnion LLC All Rights Reserved | 10 2022 Diversity Report and 2022 Sustainability Report now available on our website

© 2023 TransUnion LLC All Rights Reserved | 11 For additional information, refer to the “Non-GAAP Financial Information” section on slide 2 and the Appendix at the back of this investor presentation. ►Organic constant currency revenue growth, excluding mortgage, of +2% ►Excluding Argus, organic Adjusted EBITDA margin of 35.4%, down ~90bps Consolidated first quarter 2023 highlights Reported ($M) Y/Y Change Revenue $940 2% Organic Constant Currency Revenue 2% Adjusted EBITDA $322 (4)% Adjusted EBITDA Margin 34.3% (200bps) Adjusted Diluted EPS $0.80 (13)%

© 2023 TransUnion LLC All Rights Reserved | 12 Reported ($M) Reported Y/Y FX Impact Inorganic Impact Organic Constant Currency Revenue $620 3% — (3)% 0% Financial Services 321 5% — (7)% (1)% Emerging Verticals 300 1% — — 1% Adjusted EBITDA $200 (8)% — 2% (6)% U.S. Markets first quarter 2023 highlights ►U.S. Markets organic revenue growth (ex-mortgage) of +1% ►U.S. Financial Services organic revenue (ex- mortgage) was flat ▬ Auto grew +8% ▬ Card flat and Consumer Lending -12% vs. challenging comparisons ▬ Mortgage -6% due to lower origination volumes ►Emerging Verticals growth led by Insurance, Services & Collections and Tech, Retail & E-Commerce Note: Rows may not foot due to rounding. For additional information, refer to the “Non-GAAP Financial Information” section on slide 2 and the Appendix at the back of this investor presentation.

© 2023 TransUnion LLC All Rights Reserved | 13 Reported ($M) Reported Y/Y FX Impact Inorganic Impact Organic Constant Currency Revenue $142 (5)% — — (5)% Adjusted EBITDA $70 2% — — 2% Consumer Interactive first quarter 2023 highlights ►Modest growth in indirect channel offset by continued declines in direct channel ►Adjusted EBITDA margins of 49.2%, up 310bps YoY, driven by lower advertising Note: Rows may not foot due to rounding. For additional information, refer to the “Non-GAAP Financial Information” section on slide 2 and the Appendix at the back of this investor presentation.

© 2023 TransUnion LLC All Rights Reserved | 14 Reported ($M) Reported Y/Y FX Impact Inorganic Impact Constant Currency Revenue $197 3% 9% — 12% Canada 31 2% 7% — 9% Latin America 29 5% 7% — 11% U.K. 47 (16)% 9% — (8)% Africa 15 (1)% 15% — 14% India 55 21% 12% — 32% Asia Pacific 21 23% 2% — 25% Adjusted EBITDA $86 5% 9% — 14% International first quarter 2023 highlights ►India revenue growth driven by consumer, commercial, fraud and direct-to-consumer ►Both Canada (+9% constant- currency) and U.K. (+2% constant-currency, excluding one-time contracts) outgrowing market volumes, driven by new business wins Note: Rows may not foot due to rounding. For additional information, refer to the “Non-GAAP Financial Information” section on slide 2 and the Appendix at the back of this investor presentation.

© 2023 TransUnion LLC All Rights Reserved | 15 • Roughly $5.6 billion of debt and $439 million cash at quarter-end • $75 million of debt prepayment in March; Leverage Ratio of ~3.8x at the end of Q1 2023 • Intend to further prepay debt in Q2 and throughout 2023 • Targeting <3.5x Leverage Ratio by end of 2023; <3.0x by end of 2024 Leverage Ratio1 1We define Leverage Ratio as net debt divided by Consolidated Adjusted EBITDA for the most recent twelve-month period including twelve months of Adjusted EBITDA from significant acquisitions. Net debt is defined as total debt less cash and cash equivalents as reported on the balance sheet as of the end of the period. 4.3x 3.9x 3.4x 3.1x 4.1x 3.5x 3.1x 3.5x 3.8x 3.8x <3.5x <3.0x 2015 IPO 2015 2016 2017 2018 2019 2020 2021 2022 Q1 2023 2023F 2024F Note: For additional information, refer to the “Non-GAAP Financial Information” section on slide 2 and the Appendix at the back of this investor presentation. Intend to deleverage and use excess cash for debt prepayment

# Second quarter 2023 guidance

| | |
|---|---|
| **Reported Revenue: $948M to $958M** | **Flat to +1%** |
| *Assumed M&A contribution:* | *No impact* |
| *Assumed FX contribution:* | *~(1)pt. headwind* |
| **Organic Constant Currency Revenue:** | **+1% to +2%** |
| *Assumed mortgage impact:* | *~1pt. benefit* |
| **Organic CC Revenue ex. mortgage:** | **Flat to +1%** |
| **Adjusted EBITDA: $330M to $335M** | **(6)% to (4)%** |
| *Assumed FX contribution:* | *~(1)pt. headwind* |
| *Adjusted EBITDA margin* | *34.8% to 35.0%* |
| *Adjusted EBITDA margin bps change:* | *(220)bps to (200)bps* |
| **Adjusted Diluted EPS: $0.81 to $0.83** | **(18)% to (15)%** |

- **Revenue:** International expected to again deliver strong growth
- **Adjusted EBITDA:** Sequential margin improvement with expansion expected in H2 2023, driven by higher revenues, Neustar synergies and proactive cost actions

TransUnion

*Note: For additional information, refer to the "Non-GAAP Financial Information" section on slide 2 and the Appendix at the back of this investor presentation.*

© 2023 TransUnion LLC All Rights Reserved | 16

© 2023 TransUnion LLC All Rights Reserved | 17 Reported Revenue: $3.825B to $3.885B +3% to +5% Assumed M&A contribution: <1pt. benefit Assumed FX contribution: ~(1)pt. headwind Organic Constant Currency Revenue: +3% to +5% Assumed mortgage impact: ~1pt. benefit Organic CC Revenue ex. mortgage: +2% to +4% Organic Growth Assumptions • U.S. Markets up mid-single digit (up low-single digit excluding mortgage) – Financial Services up low-single digit (down low-single digit excluding mortgage) – Emerging Verticals up mid-single digit • International up low-double digit (constant-currency) • Consumer Interactive down low-single digit Market Assumptions ►Maintaining FY guidance despite Q1 outperformance to account for uncertain market conditions ▬ In U.S., expecting incremental softness in Card and Consumer Lending, offset by better than expected Mortgage ▬ Raising International outlook ►U.S. mortgage: Now expect mid-20s percent revenue growth based on 20 percent inquiry decline; U.S. mortgage was ~6% of LTM revenues Full-year 2023 revenue guidance Note: For additional information, refer to the “Non-GAAP Financial Information” section on slide 2 and the Appendix at the back of this investor presentation.

© 2023 TransUnion LLC All Rights Reserved | 18 ►Raised Adjusted Diluted EPS guidance by $0.03 for $75 million debt prepayment in Q1 and changes in forward curve ▬ Intend to use excess cash for debt prepayment; however, guidance assumes no further debt prepayment ▬ Every $100M of prepayment yields annualized interest savings of ~$7M ($0.03 EPS) Adjusted EBITDA: $1.388B to $1.421B +3% to +5% Assumed FX contribution: ~(1)pt. headwind Adjusted EBITDA margin 36.3% to 36.6% Adjusted EBITDA margin bps change: Flat to +30bps Adjusted Diluted EPS: $3.49 to $3.62 (4)% to Flat Adjusted Tax Rate: ~23% Total D&A: ~$525M D&A ex. step-up from 2012 change in control and subsequent acquisitions: ~$225M Net Interest Expense: ~$275M CapEx: ~8% of revenue The adjusted tax rate guidance of ~23% reflects expected full year GAAP effective rate of ~21.5% plus the elimination of discrete adjustments and other items totaling ~1.5%. For additional information, refer to the “Non-GAAP Financial Information” section on slide 2 and the Appendix at the back of this investor presentation. Full-year 2023 Adjusted EBITDA, Adjusted Diluted EPS and other guidance

© 2023 TransUnion LLC All Rights Reserved | 19 Drove meaningful progress in Neustar integration, including strong cross-sell wins and data and technology integration milestones Exceeded Q1 guidance, led by strong growth in International Maintaining 2023 guidance to account for continued market uncertainty

© 2023 TransUnion LLC All Rights Reserved | 20 Q&A

© 2023 TransUnion LLC All Rights Reserved | 21 Appendices: Non-GAAP Reconciliations

# Adjusted EBITDA and Adjusted EBITDA Margin

| $ in millions | Three Months Ended March 31, | |
|---|---|---|
| | 2023 | 2022 |
| **Reconciliation of net income attributable to TransUnion to consolidated Adjusted EBITDA:** | | |
| Net income attributable to TransUnion | $ 52.6 | $ 48.3 |
| Discontinued operations, net of tax | 0.1 | 0.4 |
| Income from continuing operations attributable to TransUnion | $ 52.7 | $ 48.7 |
| Net interest expense | 66.0 | 49.5 |
| Provision for income taxes | 18.6 | 24.4 |
| Depreciation and amortization | 129.7 | 128.8 |
| EBITDA | $ 267.0 | $ 251.3 |
| Adjustments to EBITDA: | | |
| Stock-based compensation[1] | $ 22.2 | $ 20.6 |
| Mergers and acquisitions, divestitures and business optimization[2] | 8.9 | 14.6 |
| Accelerated technology investment[3] | 19.7 | 12.0 |
| Net other[4] | 4.6 | 35.7 |
| Total adjustments to EBITDA | $ 55.4 | $ 82.9 |
| **Consolidated Adjusted EBITDA** | $ 322.3 | $ 334.2 |
| | | |
| Net income attributable to TransUnion margin | 5.6% | 5.2% |
| Consolidated Adjusted EBITDA margin[5] | 34.3% | 36.3% |

As a result of displaying amounts in millions, rounding differences may exist in the tables and footnotes.

1. Consisted of stock-based compensation, including amounts which are cash settled.
2. Mergers and acquisitions, divestitures and business optimization consisted of the following adjustments:

   For the three months ended March 31, 2023, $6.0 million of Neustar integration costs; a $2.5 million adjustment to a liability from a recent acquisition; $1.4 million of acquisition expenses; a $0.4 million adjustment to the fair value of a put option liability related to a minority investment; a $(0.8) million gain on the impairment of a Cost Method Investment; $(0.6) million of reimbursements for transition services related to divested businesses, net of separation expenses.

   For the three months ended March 31, 2022, $9.0 million of Neustar integration costs; $8.9 million of acquisition expenses; a $0.2 million adjustment to fair value of put options; and a $(3.5) million reimbursement for transition services related to divested businesses, net of separation expenses.
3. Represents expenses associated with our accelerated technology investment to migrate to the cloud.
4. Net other consisted of the following adjustments:

   For the three months ended March 31, 2023, $1.1 million of deferred loan fees written off as a result of the prepayment on our debt; and a $3.5 million net loss from currency remeasurement of our foreign operations, loan fees and other.

   For the three months ended March 31, 2022, $28.4 million for certain legal and regulatory expenses; $6.5 million of deferred loan fees written off as a result of the prepayments on our debt; and $0.7 million of net other, which includes net losses from currency remeasurement of our foreign operations, loan fees and other.
5. Consolidated Adjusted EBITDA margin is calculated by dividing Consolidated Adjusted EBITDA by total revenue.

TransUnion

© 2023 TransUnion LLC All Rights Reserved | 22

# Adjusted Net Income and Adjusted EPS

| $ in millions, except per share data | Three Months Ended March 31, | |
|---|---|---|
| | 2023 | 2022 |
| **Reconciliation of net income attributable to TransUnion to Adjusted Net Income:** | | |
| Net income attributable to TransUnion | $ 52.6 | $ 48.3 |
| Discontinued operations, net of tax | 0.1 | 0.4 |
| Income from continuing operations attributable to TransUnion | $ 52.7 | $ 48.7 |
| Adjustments before income tax items: | | |
| Stock-based compensation[1] | 22.2 | 20.6 |
| Mergers and acquisitions, divestitures and business optimization[2] | 8.9 | 14.6 |
| Accelerated technology investment[3] | 19.7 | 12.0 |
| Net other[4] | 3.8 | 35.3 |
| Amortization of certain intangible assets[5] | 75.2 | 76.2 |
| Total adjustments before income tax items | $ 129.7 | $ 158.7 |
| Change in provision for income taxes | $ (26.9) | $ (28.5) |
| Adjusted Net Income | $ 155.4 | $ 178.8 |
| | | |
| **Weighted-average shares outstanding:** | | |
| Basic | 193.0 | 192.1 |
| Diluted | 193.9 | 193.2 |
| | | |
| **Adjusted Earnings per Share:** | | |
| Basic | $ 0.81 | $ 0.93 |
| Diluted | $ 0.80 | $ 0.93 |

TransUnion

As a result of displaying amounts in millions, rounding differences may exist in the table and footnotes.

1. Consisted of stock-based compensation, including amounts which are cash settled.
2. Mergers and acquisitions, divestitures and business optimization consisted of the following adjustments:

   For the three months ended March 31, 2023, $6.0 million of Neustar integration costs; a $2.5 million adjustment to a liability from a recent acquisition; $1.4 million of acquisition expenses; a $0.4 million adjustment to the fair value of a put option liability related to a minority investment; a $(0.8) million gain on the impairment of a Cost Method Investment; $(0.6) million of reimbursements for transition services related to divested businesses, net of separation expenses.

   For the three months ended March 31, 2022, $9.0 million of Neustar integration costs; $8.9 million of acquisition expenses; a $0.2 million adjustment to fair value of put options; and a $(3.5) million reimbursement for transition services related to divested businesses, net of separation expenses.
3. Represents expenses associated with our accelerated technology investment to migrate to the cloud.
4. Net other consisted of the following adjustments:

   For the three months ended March 31, 2023, $1.1 million of deferred loan fees written off as a result of the prepayment on our debt; and a $2.7 million net loss from currency remeasurement of our foreign operations, loan fees and other.

   For the three months ended March 31, 2022, $28.4 million for certain legal and regulatory expenses; $6.5 million of deferred loan fees written off as a result of the prepayments on our debt; and $0.4 million of net other, which includes net losses from currency remeasurement of our foreign operations and other.
5. Consisted of amortization of intangible assets from our 2012 change in control transaction and amortization of intangible assets established in business acquisitions after our 2012 change in control transaction.

© 2023 TransUnion LLC All Rights Reserved | 23

# Adjusted Diluted EPS

| | Three Months Ended March 31, | |
|---|---|---|
| | 2023 | 2022 |
| **Reconciliation of diluted earnings per share from net income attributable to TransUnion to Adjusted Diluted Earnings per Share:** | | |
| Diluted earnings per common share from: | | |
| Net income attributable to TransUnion | $ 0.27 | $ 0.25 |
| Discontinued operations, net of tax | - | - |
| Income from continuing operations attributable to TransUnion | $ 0.27 | $ 0.25 |
| Adjustments before income tax items: | | |
| Stock-based compensation[1] | 0.11 | 0.11 |
| Mergers and acquisitions, divestitures and business optimization[2] | 0.05 | 0.08 |
| Accelerated technology investment[3] | 0.10 | 0.06 |
| Net other[4] | 0.02 | 0.18 |
| Amortization of certain intangible assets[5] | 0.39 | 0.39 |
| Total adjustments before income tax items | $ 0.67 | $ 0.82 |
| Change in provision for income taxes | $ (0.14) | $ (0.15) |
| Adjusted Diluted Earnings per Share | $ 0.80 | $ 0.93 |

As a result of displaying amounts in millions, rounding differences may exist in the table and footnotes.

1. Consisted of stock-based compensation, including amounts which are cash settled.
2. Mergers and acquisitions, divestitures and business optimization consisted of the following adjustments:

   For the three months ended March 31, 2023, $6.0 million of Neustar integration costs; a $2.5 million adjustment to a liability from a recent acquisition; $1.4 million of acquisition expenses; a $0.4 million adjustment to the fair value of a put option liability related to a minority investment; a $(0.8) million gain on the impairment of a Cost Method Investment; $(0.6) million of reimbursements for transition services related to divested businesses, net of separation expenses.

   For the three months ended March 31, 2022, $9.0 million of Neustar integration costs; $8.9 million of acquisition expenses; a $0.2 million adjustment to fair value of put options; and a $(3.5) million reimbursement for transition services related to divested businesses, net of separation expenses.
3. Represents expenses associated with our accelerated technology investment to migrate to the cloud.
4. Net other consisted of the following adjustments:

   For the three months ended March 31, 2023, $1.1 million of deferred loan fees written off as a result of the prepayment on our debt; and a $2.7 million net loss from currency remeasurement of our foreign operations, loan fees and other.

   For the three months ended March 31, 2022, $28.4 million for certain legal and regulatory expenses; $6.5 million of deferred loan fees written off as a result of the prepayments on our debt; and $0.4 million of net other, which includes net losses from currency remeasurement of our foreign operations and other.
5. Consisted of amortization of intangible assets from our 2012 change in control transaction and amortization of intangible assets established in business acquisitions after our 2012 change in control transaction.

TransUnion

© 2023 TransUnion LLC All Rights Reserved | 24

© 2023 TransUnion LLC All Rights Reserved | 25 Adjusted Effective Tax Rate $ in millions Three Months Ended March 31, 2023 2022 Income from continuing operations before income taxes $ 75.6 $ 76.7 Total adjustments before income tax items 129.7 158.7 Adjusted income from continuing operations before income taxes $ 205.2 $ 235.3 Provision for income taxes (18.6) (24.4) Adjustments for income taxes: Tax effect of above adjustments1 (29.6) (28.4) Eliminate impact of excess tax expenses/(benefits) for share compensation 1.5 (4.2) Other2 1.2 4.1 Total adjustments for income taxes $ (26.9) $ (28.5) Adjusted provision for income taxes $ (45.5) $ (52.9) Effective tax rate 24.6% 31.8% Adjusted Effective Tax Rate 22.2% 22.5% As a result of displaying amounts in millions, rounding differences may exist in the table. 1. Tax rates used to calculate the tax expense impact are based on the nature of each item. 2. For the three months ended March 31, 2023, $0.9 million of other adjustments, $0.4 million of deferred tax rate adjustments, and ($0.1) million of valuation allowances related to prior periods. For the three months ended March 31, 2022, $2.1 million of deferred tax rate adjustments; $0.6 million of return to provision and audit adjustments related to prior periods; $0.9 million of other adjustments, and $0.5 million of valuation allowances.

© 2023 TransUnion LLC All Rights Reserved | 26 Leverage Ratio $ in millions Trailing Twelve Months Ended March 31, 2023 Reconciliation of net income attributable to TransUnion to Adjusted EBITDA: Net income attributable to TransUnion $ 273.8 Discontinued operations, net of tax (17.7) Income from continuing operations attributable to TransUnion1 $ 256.1 Net interest expense 242.7 Provision for income taxes 114.1 Depreciation and amortization 519.9 EBITDA $ 1,132.8 Adjustments to EBITDA: Stock-based compensation1 82.7 Mergers and acquisitions, divestitures and business optimization2 45.0 Accelerated technology investment3 59.1 Net other4 15.0 Total adjustments to EBITDA $ 201.8 Leverage Ratio Adjusted EBITDA $ 1,334.6 Total debt $ 5,569.6 Less: Cash and cash equivalents 439.0 Net Debt $ 5,130.6 Ratio of Net Debt to Net income attributable to TransUnion 18.7 Leverage Ratio 3.8 As a result of displaying amounts in millions, rounding differences may exist in the table above. 1. Consisted of stock-based compensation, including amounts which are cash settled. 2. Mergers and acquisitions, divestitures and business optimization consisted of the following adjustments: $30.1 million of Neustar integration costs; $16.3 million of acquisition expenses; $4.6 loss on the impairment of a cost method investment; a $2.5 million adjustment to a liability from a recent acquisition; a $(0.4) million adjustment to the fair value of a put option liability related to a minority investment; a $(0.8) million gain on the settlement of a Cost Method Investment; $(3.4) million gain related to a government tax reimbursement from a recent business acquisition; and $(3.9) million of reimbursements for transition services related to divested businesses, net of separation expense. 3. Represents expenses associated with our accelerated technology investment to migrate to the cloud. 4. Net other consisted of the following adjustments: $3.9 million of deferred loan fees written off as a result of the prepayments on our debt; a $11.1 million net loss from currency remeasurement of our foreign operations, loan fees and other.

# Adjusted EBITDA and Adjusted EPS Guidance

| $ in millions, except per share data | Three Months Ended June 30, 2023 | | Twelve Months Ended December 31, 2023 | |
|---|---|---|---|---|
| | Low | High | Low | High |
| Guidance reconciliation of net income attributable to TransUnion to Adjusted EBITDA: | | | | |
| Net income attributable to TransUnion | $ 57 | $ 61 | $ 283 | $ 308 |
| Discontinued operations, net of tax | 1 | 1 | 3 | 3 |
| Income from continuing operations attributable to TransUnion | $ 59 | $ 63 | $ 285 | $ 311 |
| Interest, taxes, depreciation and amortization | 215 | 216 | 881 | 888 |
| EBITDA | $ 274 | $ 279 | $ 1,166 | $ 1,199 |
| Stock-based compensation, mergers, acquisitions, divestitures and business optimization-related expenses and other adjustments[1] | 56 | 56 | 222 | 222 |
| Adjusted EBITDA | $ 330 | $ 335 | $ 1,388 | $ 1,421 |
| | | | | |
| Net income attributable to TransUnion margin | 6.0% | 6.4 % | 7.4% | 7.9% |
| Adjusted EBITDA margin[2] | 34.8% | 35.0% | 36.3% | 36.6% |
| | | | | |
| Reconciliation of diluted earnings per share to Adjusted Diluted Earnings per Share: | | | | |
| Diluted earnings per share | $ 0.29 | $ 0.32 | $ 1.45 | $ 1.58 |
| Adjustments to diluted earnings per share[1] | 0.51 | 0.51 | 2.04 | 2.03 |
| Adjusted Diluted Earnings per Share | $ 0.81 | $ 0.83 | $ 3.49 | $ 3.62 |

As a result of displaying amounts in millions, rounding differences may exist in the table above.

1. These adjustments include the same adjustments we make to our Adjusted EBITDA and Adjusted Net Income as discussed in the Non-GAAP Financial Measures section of our Earnings Release.
2. Consolidated Adjusted EBITDA margin is calculated by dividing Consolidated Adjusted EBITDA by total revenue.

TransUnion

© 2023 TransUnion LLC All Rights Reserved | 27